UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 1, 2026

Bimini Capital Management, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-32171	72-1571637
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3305 Flamingo Drive, Vero Beach, Florida 32963
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (772) 231-1400

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Completion of Acquisition or Disposition of Assets.

On April 1, 2026, Bimini Advisors Holdings, LLC (the “Buyer”), an indirect wholly owned subsidiary of Bimini Capital Management, Inc. (the “Company”), completed the acquisition of eighty percent (80%) of the fully diluted equity interests of Tom Johnson Investment Management, LLC (“TJIM”), a registered investment adviser (the “Transaction”), pursuant to the Membership Interest Purchase Agreement, dated January 13, 2026 (the “Agreement”), by and among the Buyer, Richard Parry, as Trustee of the Richard Parry Living Trust dated February 27, 1997 (“Richard's Trust”), Gayle Parry, as Trustee of the Gayle Parry Living Trust dated February 27, 1997, Richard H. Parry (“Richard”), and Gayle Parry (collectively, the “Seller Parties”). The Company previously announced the execution of the Agreement in its Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 14, 2026.

Following the closing of the Transaction (the “Closing”), Richard’s Trust retained a twenty percent (20%) equity interest in TJIM (the “Retained Interest”).

The purchase price paid in the Transaction equaled 2.5 times 80% of TJIM’s revenue for the fiscal year ended December 31, 2025, or $12,318,492 (the “Purchase Price”). $12,000,000 of the Purchase Price was paid in cash at Closing, including $1,539,811.50 of such funds paid in escrow for the potential satisfaction of post-Closing indemnification claims. The remaining $318,492 of the Purchase Price is payable on the first anniversary of the Closing, plus interest at the rate of five percent (5%) per annum, compounded annually, subject to potential post-Closing adjustments in accordance with the Agreement.

Subject to certain conditions, Richard's Trust has the right to require the Buyer to purchase the entire Retained Interest upon the later to occur of (a) the third anniversary of the Closing and (b) Richard ceasing to be an employee of TJIM, at a price to be determined using the formula used to determine the Purchase Price, subject to TJIM reporting an EBITDA margin of at least 30.0% for the trailing twelve-month period preceding the occurrence of the later of the events set forth in clauses (a) and (b). Such put right is exercisable for up to 90 days following the day on which it becomes exercisable and is further conditioned on the Seller Parties' compliance with certain restrictive covenants set forth in the Agreement and in the post-Closing operating agreement of TJIM. In addition, beginning on the third anniversary of the Closing, the Buyer has the right to require Richard's Trust to sell the entire Retained Interest to the Buyer at a price determined by the same formula. Following the Closing, Richard’s Trust is subject to additional provisions regarding its ownership of the Retained Interest, including transfer restrictions and drag-along and tag-along provisions.

In connection with the Closing, Richard entered into a new three-year employment agreement with TJIM, and other members of TJIM’s current management entered into new employment agreements with TJIM.

The foregoing description of the Transaction and the Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Agreement, which is Exhibit 2.1 to this Current Report on Form 8-K (this “Report”) and incorporated herein by reference.

The Agreement and this summary of its terms are included to provide information regarding the terms of the Agreement and the Transaction and are not intended to provide any other factual information about the Company. Factual disclosures about the Company contained in its public reports filed with the SEC, which are available without charge at www.sec.gov, may supplement, update, or modify the factual disclosures about the Company contained in the Agreement. The representations and warranties made by the Company and the Buyer in the Agreement were negotiated with the principal purpose of allocating risk between the parties to the Agreement, rather than establishing matters as facts. In addition, such representations and warranties also may be subject to a contractual standard of materiality different from that generally applicable to stockholders and reports and documents filed with the SEC or other regulatory bodies, and some were qualified by the matters contained in the schedules delivered or to be delivered in connection with the Agreement. Accordingly, the representations and warranties in the Agreement should not be relied on by any person as characterizations of the actual state of facts about the Company or the Buyer at the time they were made or otherwise and should be read only in conjunction with the other information provided elsewhere in this Report.

Item 7.01 Regulation FD Disclosure.

On April 1, 2026, the Company issued a press release announcing the Closing, the full text of which is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 of this Report, including Exhibit 99.1, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) of Form 8-K with respect to the Transaction will be filed by amendment to this Report no later than 71 calendar days after the date this Report is required to be filed.

(b) Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) of Form 8-K with respect to the Transaction will be filed by amendment to this Report no later than 71 calendar days after the date this Report is required to be filed.

(d) Exhibits.

Exhibit Number	Description
2.1	Membership Interest Purchase Agreement, dated January 13, 2026, incorporated by reference to Exhibit 10.1 to the Company's Current Report on Form 8-K filed with the SEC on January 14, 2026.
99.1	Press release, dated April 1, 2026
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 2, 2026		BIMINI CAPITAL MANAGEMENT, INC.

	By:	/s/ Robert E. Cauley
Robert E. Cauley
Chairman and Chief Executive Officer